EXHIBIT 99.A9


                                    Exhibit 5

Application for Flexible Payment Variable Accumulation Deferred Annuity Contract


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[PHOTO]

Freedom Variable Annuities
     Variable Annuity Application

[LOGO OF WRL]


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Application Instructions
1       Annuitant
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Please provide all of the information requested for the Annuitant. The Annuitant is the person/individual who will receive the Annuity Payments and whose life expectancy payments are based.

Please provide the Annuitants Taxpayer Identification Number, this is also known as the Social Security Number.

2       Contract Owner
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Complete ONLY if Contract Owner is not the same as the Annuitant. Please provide all of the information requested for the Contract Owner. Should the Owner be a Trust, a complete trust date must be supplied. A copy of the Trust Certification should also be included. If this is to be an Individual Retirement Annuity, the Contract Owner must be the same as the Annuitant.

Please provide the Contract Owners Taxpayer Identification Number. For individuals, this is the Social Security Number, for Corporations, this is the Federal Employer Tax Identification Number.

3       Joint Contract Owner
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NOTE: IF THIS CONTRACT IS INTENDED TO BE AN INDIVIDUAL RETIREMENT ANNUITY (IRA),
A JOINT CONTRACT OWNER IS NOT PERMITTED.

Joint Owners may be named in the Wealth Creator only, provided the Joint Owners are husband and wife.

4       Beneficiary Designation
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If the Annuitant is also the Owner or if the Owner is not a natural person, and the Annuitant dies before the maturity date, a death benefit is payable. The Primary Beneficiary, if living, is entitled to receive the death benefit proceeds. If the Primary Beneficiary is already deceased, the Contingent Beneficiary, if designated, will receive the death benefit proceeds; otherwise, the proceeds will be paid to the Owners estate. The relationship of the Beneficiary to the Annuitant must be provided. In the event of death of one Joint Owner, the contract will continue with the surviving Joint Owner as sole Owner. If Owner and Annuitant are natural people but not the same person, a death benefit is not payable upon death of either. (Please consult the prospectus)

5       Replacement
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The Contract Owner must answer the replacement question. If replacing a life insurance policy or an annuity contract from another company, please check the box marked Yes, and complete the required form(s). If not replacing a policy or a contract, check the box marked No.

6       Type of Plan
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Indicate the type of plan being applied for.

(IRA sources: TransferTrustee to Trustee; Rollover/Direct RolloverQualified Retirement Plan to IRA, (Trustee to Trustee or Trustee to
Individual/Participant); from a Direct Rollover with the intent to roll back into another Qualified Retirement Plan)

7       Purchase Payments
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Refer to the prospectus for the minimum initial purchase payment, payable by check, wire transfer*, 1035 Tax Free Exchange, Custodian to Custodian Transfer, Direct Rollover or a combination thereof. Indicate the initial purchase amount if enclosed with the application.

* Call the home office.

8       Allocation or Purchase Payments
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Payments may be allocated to any combination of the available Sub-Accounts, or the Fixed Account. Please indicate each allocation selected as a whole percentage of the Purchase Payment; note that the total allocations must equal 100%. Future Purchase Payments will be allocated as shown in this section, unless Western Reserve Life is notified differently by the Contract Owner.


9      Statement of Owner
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The Owner must sign, as indicated, exactly as the name appears in either Item 1, if Annuitant and Owner are the same, or in Item 2, if Annuitant and Owner are different. In the event of Joint Owners, both Joint Owners must sign, as indicated, exactly as the name appears in Item 2 and Item 3. The State in which the application was written and the date signed are also required.

NOTE: SOME STATES REQUIRE THAT THE CONTRACT OWNER(S) ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING STATEMENT ON THE REVERSE SIDE OF THE APPLICATION.


10      Broker/Dealer Information
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The Registered Representative must complete all of the information. Please be sure the replacement question is answered.

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                                                   Optional Feature Instructions

11      Automatic Monthly Investing
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Complete this section if Automatic Monthly Investing by electronic funds is desired. A voided, unsigned check from the bank account to be debited must be attached to the application. The amount debited will be allocated according to the instructions in Section 8 of the Application, or as subsequently changed by the Owner. Credit Unions and Savings accounts may not be eligible. Automatic Partial Surrenders are not available in conjunction with this feature.

12      Telephone Transfer
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Your variable annuity contract will automatically receive telephone transfer privileges described in the applicable prospectus unless instructions to the contrary are indicated.

     Western Reserve Life will not be liable for complying with the telephone instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss. Western Reserve Life will employ such procedures to confirm that the telephone instructions are genuine. Such procedures may include, among others, requiring forms of personal identification prior to acting upon such telephone instructions, providing written confirmation of such transactions to Owners and/or tape recording of telephone transfer request instructions received. If Western Reserve Life does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

13a     Dollar Cost Averaging
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Complete this section if Dollar Cost Averaging (DCA) is desired. If selected,
Western Reserve Life will automatically transfer the stated amount(s) from the designated Sub-Account(s) or the Fixed Account* to the other Sub-Account(s) or Fixed Account indicated on the chosen date of each month. The Dollar Cost Averaging feature is a long-term investment method which provides for regular, level investments over time. Western Reserve Life makes no guarantee that the Dollar Cost Averaging feature, if implemented, will result in a profit or protect from loss. To complete this section, indicate the Sub-Account(s) or Fixed Account* from which the Dollar Cost Averaging is to be made, one Sub-Account or Fixed Account* per From line. A minimum of $10,000 ($5,000 for Wealth Creator) must be allocated in each Sub-Account chosen (or Fixed Account*) at the time this option is initiated. At least $1,000 ($100 Wealth Creator) in the aggregate must be transferred each month. DCA is only available from the WRL AEGON Bond Account, WRL J.P. Morgan Money Market Account or the WRL Fixed Account.

* No more than 1/10 of the amount in the Fixed Account at the beginning of the Dollar Cost Averaging can be transferred each month. (Note: This option is not available if the Asset Rebalancing option is selected.)

13b     Asset Rebalancing
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Complete this section if Asset Rebalancing is desired. If selected, Western
Reserve Life will automatically transfer amounts among the chosen Sub-Accounts quarterly, semi-annually or annually to maintain a desired allocation of the annuity purchase value among the various Sub-Accounts offered. Western Reserve Life makes no guarantee that the Asset Rebalancing feature, if implemented, will result in a profit or protect against loss. The minimum amount for this feature is $5,000 Wealth Creator, $10,000 Attainer, $25,000 Bellwether. (Note: This option is not available if the Dollar Cost Averaging option is selected.)

13c     Automatic Partial Surrenders
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The Owner(s) may select to withdraw up to 10% of the Contract value annually, payable in equal monthly, quarterly, semi-annual, or annual installments of at least $200 per month. To be eligible, a minimum initial payment of $25,000 must accompany this application. A penalty tax equal to 10% of the amount of the withdrawals treated as taxable income will generally be imposed on the withdrawals prior to the Owners age 5912. Withdrawals will be processed on the date specified herein. If the date an Automatic Withdrawal transaction would otherwise be processed falls on a non- business day, the Automatic Withdrawal will be processed on the next business day. For Tax-Qualified contracts, or if the Owner(s) is/are a resident of a community property state, spousal signature is required. If an alternate payee is designated, and the payee is a bank account, the Automatic Withdrawal will be directly deposited by electronic funds transfer. If the payee is not a bank, please allow 7 to 10 days for receipt of funds by mail. Indicate whether or not to withhold Federal income tax from the withdrawal payments.

Note: This option is not available if THE Automatic Monthly Investing option is selected.

14      Approval of Optional Features
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If any of the Optional Features available in Section(s) 11, 12 and 13 have been selected, please complete this section by printing and signing your name as indicated.

For assistance in completing this application, please call your dedicated 800 line and dial extension 6525 for our Sales Support Team.

Please Mail Application and Check Payable to:
        Western Reserve Life Assurance Co. of Ohio
        Attention: Annuity Department
        P.O. Box 9051
        Clearwater, FL 33758-9051

If Overnight Delivery:
        Western Reserve Life Assurance Co. of Ohio
        Attention: Annuity Department
        8550 Ulmerton Road, Suite 101
        Largo, FL 33771

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Variable Annuity Application
                                      Western Reserve Life Assurance Co. of Ohio
                                         P.O.Box 9051, Clearwater, Florida 33758

         ANNUITY Selection (Check one)
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[ ]  WRL Freedom Attainer          [ ] WRL Freedom Bellwether
[ ]  WRL Freedom Wealth Creator    [ ] Other _______________

1       Annuitant
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                                                         [ ]  Male   [ ]  Female

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Last                            First                             MI

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Address

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City                                    State                      Zip

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Social Security Number

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Date of Birth (mm/dd/yyyy)

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Daytime Telephone

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E-Mail Address (optional)

2       Contract Owner (If other than annuitant)
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                                                         [ ]  Male   [ ]  Female

Last                            First                               MI
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Address

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City                                    State                       Zip

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Social Security Number

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Date of Birth (mm/dd/yyyy)

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Daytime Telephone

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E-Mail Address (optional)

3       Joint CONTRACT OWNER (Optional) Wealth Creator only
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                                                         [ ]  Male   [ ]  Female

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Last                            First                               MI

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Address

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City    State   Zip

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Social Security Number

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Date of Birth (mm/dd/yyyy)

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Daytime Telephone

4       Beneficiary Designation
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Primary Beneficiary
Name                                                   Relationship to Annuitant

First                           Last
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Contingent Beneficiary
Name                                                   Relationship to Annuitant

First   Last
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(If more than one Primary or Contingent Beneficiary is
designated, proceeds will be divided equally among the survivors within the classification unless otherwise indicated.)

5       Replacement
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Required: Will this Annuity replace or change any existing Annuity or Life
Insurance?

[ ] Yes [ ] No If Yes, give name of company and policy number below:

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Company Name

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Policy Number

6       Type of Plan
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[ ]  Non-Qualified        [ ]  SEP/IRA      [ ]  SIMPLE IRA
[ ]  Roth IRA             [ ] Traditional IRA
[ ]  Other ___________________________________________

(Indicate the source of the IRA below)
[ ]   Transfer             [ ]   Conduit
[ ]   Rollover/Direct Rollover
[ ]   Contributory: tax year ______________________________


7       Purchase payments
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Make Check Payable to Western Reserve Life

Initial Purchase Payment $______________________________

[ ]  Automatic Monthly Investing
    (Complete preauthorization section)

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                                       1

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8       Allocation of Purchase Payments*
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WRL Janus Growth ...........................................................   %
WRL Janus Global ...........................................................   %
WRL Alger Aggressive Growth ................................................   %
WRL VKAM Emerging Growth ...................................................   %
WRL AEGON Bond .............................................................   %
WRL AEGON Balanced .........................................................   %
WRL LKCM Strategic Total Return %
WRL Federated Growth & Income ..............................................   %
WRL J.P. Morgan Money Market ...............................................   %
WRL J.P. Morgan Real Estate Securities .....................................   %
WRL Dean Asset Allocation ..................................................   %
WRL GE U.S. Equity .........................................................   %
WRL GE International Equity ................................................   %
WRL Third Avenue Value .....................................................   %
WRL NWQ Value Equity .......................................................   %
WRL C.A.S.E. Growth ........................................................   %
WRL Goldman Sachs Growth ...................................................   %
WRL Goldman Sachs Small Cap ................................................   %
WRL T. Rowe Price Dividend Growth ..........................................   %
WRL T. Rowe Price Small Cap ................................................   %
WRL Salomon All Cap ........................................................   %
WRL Pilgrim Baxter Mid Cap Growth ..........................................   %
WRL Dreyfus Mid Cap ........................................................   %
WRL Great Companies - America(SM)...........................................   %
WRL Great Companies - Technology(SM)........................................   %
WRL Value Line Aggressive Growth ...........................................   %
Fidelity VIP III Growth Opportunities ......................................   %
Fidelity VIP II Contrafund .................................................   %
Fidelity VIP Equity-Income .................................................   %
Fixed Account ..............................................................   %
Other ......................................................................   %
Other ......................................................................   %
                                                                      Total 100%

* In some states the initial premium payment will be allocated to the WRL J.P.Morgan Money Market sub-account during the right to examine period.

9 Statement of Owner
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        (If applicable, complete the state specific fraud warning)

I hereby represent my answers to the above questions are true to the best of my knowledge and belief. I agree that this application shall be a part of the annuity contract. I have received a current Prospectus for the contract. I understand that I should consult my own tax advisor and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan. I understand that under the contract applied for values may increase or decrease depending upon investment experience. I also state that the contract is in accordance with my financial objectives. The standard maturity date is the anniversary nearest Annuitants age 90.
     The standard annuity option is variable account life annuity with 120 monthly payments guaranteed. Option to change election is permitted by the contract.
Under penalty of perjury, I (the owner) certify that my Taxpayer I.D. # is correct as it appears on the application and that I am not subject to backup withholding.

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Signed in (State)

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Date Signed

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Signature of Contract Owner

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Signature of Joint Owner (if any, Wealth Creator only)

10      BRoker/Dealer INformation (Registered Representative use only)
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I certify that (1) the Applicant signed this completed Application in my presence; (2) I am authorized and qualified to discuss the contract herein applied for.

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Registered Representative Signature     Date

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Print RR Name, Agent Number, Production %, State License (If Applicable)

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Name of Broker/Dealer                              Dealer Number   Dealer Branch

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Phone Number                                                    Fax #


        [ ] [ ] [ ] [ ] [ ]        High    Mid    Level   (Wealth Creator only
        RR Number                  --------------------
                                       (circle one)

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Split case information (if applicable)

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Print RR Name, Agent Number, Production %, State License (If Applicable)

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Phone Number    Fax #


[ ] [ ] [ ] [ ] [ ]
     RR Number

Required: Will this contract replace or change any existing life insurance or annuity in this or any other company? l Yes l No If Yes, explain

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Optional Features

11      Automatic Monthly Investing  (Attach voided check)
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[ ] I authorize the making of Purchase Payments by electronic funds transfer on a monthly basis, in the amount of $__________________, beginning on the __________ day of each month (except the 29th, 30th, or 31st). I have attached to this form a voided, unsigned check from the bank account to be debited. I may notify Western Reserve Life at the Administrative Office to cancel this authorization at any time. (Note: Credit unions and savings accounts may not be eligible please consult your banking institution.)

12      Telephone transfer (See prospectus for telephone transfer procedures)
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Your Variable Annuity Contract will automatically receive telephone transfer priviledges described in the prospectus unless instructions to the contrary are indicated below. These priviledges allow you to give the registered representative of record for your contract authority to make telephone transfers and to change the allocation of future payments among the Sub-Accounts and the Fixed Account (restrictions may apply) on your behalf according to your instructions.
[ ] I do not want telephone transfer privileges as described above.

13a     Dollar Cost Averaging (DCA) (Minimum $10,000 needed in attainer,
        $25,000 Bellwether, $5,000 Wealth creator)
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I hereby request and authorize Western Reserve Life to transfer funds from the selected Sub-Account(s) or Fixed Account* to invest in the portfolio(s), in the amount indicated below. The transfers are to be made on the ___________ day of the month (except the 29th, 30th, or 31st). The minimum total to be transferred each month is $1,000 for Attainer and Bellwether, $100 for Wealth Creator. (* No more than 110 of the amount in the Fixed Account at the beginning of the Dollar Cost Averaging can be transferred each month.)


Transfer From:        $_____________________    $_____________________   $_____________________
                       WRL AEGON Bond            WRL Fixed Account*       WRL J.P. Morgan
                                                                          Money Market

Transfer To:                                    Transfer To:

___________________   $_____________________    ______________________   $______________________

___________________   $_____________________    ______________________   $_____________________

Note: The first transfer will take place the month following the issuance of the contract. I understand that DCA transfers do not guarantee a profit and do not protect against a loss. I further understand and agree: (1) Western Reserve Life shall not be subjected to any claim, loss, liability, cost or expense if it acts in reliance upon the instructions contained in the authorization; and (2) this authorization shall not affect the allocation of future net purchase payments; and (3) once elected, transfers will be processed monthly until the earlier of:
(a) the date the entire value of each Sub-Account or the Fixed Account from which transfers are made is completely depleted; (b) the date Western Reserve Life receives written instructions from me at the Administrative Office to cancel the monthly DCA transfers; or the date Western Reserve Life discontinues this DCA transfer privilege.

13b Asset Rebalancing (Minimum initial purchase payment of $5,000 Wealth Creator, $10,000 Attainer, $25,000 Bellwether)
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I hereby request and authorize Western Reserve Life to automatically transfer amounts among the chosen Sub-Accounts (as indicated below) on the frequency selected to maintain a desired allocation of the Annuity Purchase Value among the various Sub-Accounts offered.
Frequency:      [ ]  Quarterly    [ ]  Semi-Annual  [ ]  Annual

Note: Western Reserve Life will effect the initial rebalancing of the Cash Value on the next such anniversary, in accordance with the Contracts current Net Purchase Payment Allocation schedule. Asset Rebalancing will be processed in the frequency requested until the earlier of: (a) the date Western Reserve Life receives written instructions from me at the Administrative Office to cancel the Asset Rebalancing or (b) the date any transfer is made to, or from any Sub-Account, other than a scheduled rebalancing: or (c) the date Western Reserve Life discontinues this Asset Rebalancing privilege. Asset rebalancing is not available for any amounts in the Fixed Account.

Sub-Account Asset Rebalancing Allocation

$________ WRL VKAM Emerging Growth
$________ WRL T. Rowe Price Small Cap
$________ WRL Goldman Sachs Small Cap
$________ WRL Pilgrim Baxter Mid Cap Growth
$________ WRL Alger Aggressive Growth
$________ WRL Third Avenue Value
$________ WRL GE International Equity
$________ WRL Janus Global
$________ WRL Salomon All Cap
$________ WRL Janus Growth
$________ WRL Goldman Sachs Growth
$________ WRL C.A.S.E. Growth
$________ WRL GE U.S. Equity
$________ WRL Dreyfus Mid Cap
$________ WRL NWQ Value Equity
$________ WRL T. Rowe Price Dividend Growth
$________ WRL Dean Asset Allocation
$________ WRL LKCM Strategic Total Return
$________ WRL J.P. Morgan Real Estate Securities
$________ WRL Federated Growth & Income
$________ WRL AEGON Balanced
$________ WRL AEGON Bond
$________ WRL J.P. Morgan Money Market
$________ WRL Great Companies - America(SM)
$________ WRL Great Companies - Technology(SM)
$________ WRL Value Line Aggressive Growth
$________ Fidelity VIP III Growth Opportunities
$________ Fidelity VIP II Contrafund
$________ Fidelity VIP Equity-Income
$________ Other
$________ Other

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                                       3
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Optional Features

13c Automatic Partial Surrenders (Minimum initial premium of $25,000) (Fixed account not available) Aggregate Partial Surrender cannot exceed 10% of cash value annually
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subject to the provisions of the prospectus and this authorization, I hereby request and authorize Western Reserve Life to systematically make partial surrenders of $__________________________(minimum $200) per month, $600 per quarter, $1,200 semi-annually, $2,400 annually, beginning (month/year)_____________/_____________ on the _______________ day (except the
29th, 30th, or 31st) of each frequency selected from the Sub-Accounts shown below and to make payment to me unless a different payee is named below.

[ ] Standard Systematic Partial Surrender
[ ] RMD (Required Minimum Distribution)
[ ] 72T/72Q (Substantially Equal Payments)
(Additional requirements may be necessary to effect 72T/72Q.)

Sub-Account Partial Surrender Allocation
$________ WRL VKAM Emerging Growth
$________ WRL T. Rowe Price Small Cap
$________ WRL Goldman Sachs Small Cap
$________ WRL Pilgrim Baxter Mid Cap Growth
$________ WRL Alger Aggressive Growth
$________ WRL Third Avenue Value
$________ WRL GE International Equity
$________ WRL Janus Global
$________ WRL Salomon All Cap
$________ WRL Janus Growth
$________ WRL Goldman Sachs Growth
$________ WRL C.A.S.E. Growth
$________ WRL GE U.S. Equity
$________ WRL Dreyfus Mid Cap
$________ WRL NWQ Value Equity
$________ WRL T. Rowe Price Dividend Growth
$________ WRL Dean Asset Allocation
$________ WRL LKCM Strategic Total Return
$________ WRL J.P. Morgan Real Estate Securities
$________ WRL Federated Growth & Income
$________ WRL AEGON Balanced
$________ WRL AEGON Bond
$________ WRL J.P. Morgan Money Market
$________ WRL Great Companies - America(SM)
$________ WRL Great Companies - Technology(SM)
$________ WRL Value Line Aggressive Growth
$________ Fidelity VIP III Growth Opportunities
$________ Fidelity VIP II Contrafund
$________ Fidelity VIP Equity-Income
$________ Fixed Account
$________ Other
$________ Other

Election for recipients of periodic payments  instructions
(Failure to complete this section may result in a delay of requested withdrawals)
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Amounts received as partial surrenders from non-tax qualified annuity contracts prior to the maturity date are first treated as taxable income to the extent of any gain. Additionally, a penalty tax equal to 10% of the amount treated as taxable gain will generally be imposed on partial surrenders made prior to the Owners age 59 1/2. This authorization applies only to this Western Reserve Life application/contract being applied for. A separate authorization must be completed for any additional Variable Annuity Contracts owned. I understand and agree to the terms and conditions as set forth in the Prospectus.

o Check box A if you do not want any Federal income tax withheld from your annuity partial surrender payments.
o Check box B if you do want Federal income tax withheld from your annuity partial surrender payments.

Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your annuity payments. You may also be subject to tax penalties under the estimated tax payment rules if your payment of estimated tax and withholding, if any, is inadequate. (Check one only)

A [ ] I do not want to have Federal income tax withheld from my annuity partial surrender payments.

B [ ] I wish to have Federal income tax withheld from my annuity partial surrender payments: ________________%
                            (If percentage not indicated, 10% will be withheld.)

Alternate Payee Designation: If the alternate payee is a Bank Account, Please attach a voided check for direct deposit by electronic funds transfer. Note:
Provide the following information only if the name of the payee differs from the Owner. Western Reserve Life is directed to make monthly Automatic Partial Surrender Payments to:

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Payee Name or Bank                                      Bank Account
(Attach a voided check for bank payee)                  Routing Number


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Address                      City                    State              Zip

14      Approval OF Optional Features
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By signing below, I hereby attest that I have selected the options available in any or all Sections 11, 12 and 13 above, according to the information which I have entered in each section.

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  Owners Name  Please Print                Owners Signature              Date

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  Joint Owners Name (Creator Only) or      Signature of Spouse *         Date
  Name of Spouse  Please Print

* Signature of Spouse required if the contract is a Tax-Qualified plan or if the Owner is a resident of a community property state.

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                                       4

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                 P.O. BOX 5068
                           CLEARWATER, FLORIDA 33758

                                 FRAUD WARNING

The following states require that contract owners acknowledge a fraud warning statement. Please refer to the fraud warning statement for your state as indicated below.

For applicants in               ARKANSAS/LOUISIANA
        Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

---------------------------------------------
Applicants Signature               Date

For applicants in               COLORADO
        It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

---------------------------------------------
Applicants Signature               Date

For applicants in               DISTRICT OF COLUMBIA
        It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

---------------------------------------------
Applicants Signature               Date

For applicants in               FLORIDA
        Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

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Applicants Signature               Date

For applicants in               KENTUCKY,  OHIO and pennsylvania
        Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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Applicants Signature               Date

For applicants in               NEW JERSEY
        Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

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Applicants Signature               Date

For applicants in               NEW MEXICO
        Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

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Applicants Signature               Date

For applicants in               VIRGINIA and MAINE
        It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

---------------------------------------------
Applicants Signature               Date

                                        5